UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

Quantum Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-13449	94-2665054
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

224 Airport Parkway	Suite 550
San Jose	CA		95110
(Address of Principal Executive Offices)			(Zip Code)

(408)	944-4000
Registrant's telephone number, including area code

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	QMCO	Nasdaq Global Market

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2022, the Board of Directors (the “Board”) of Quantum Corporation (the “Company”) on the recommendation of the Corporate Governance and Nominating Committee of the Board, unanimously appointed Don Jaworski and Hugues Meyrath to fill a newly created vacancies on the Board resulting from the expansion of the number of members of the Board from five to seven, effective on November 9, 2022. Messrs. Jaworski and Meyrath were appointed as directors of the Company, to serve in such capacity until the annual meeting of the Company’s stockholders in 2023 or until their earlier resignation, death or removal.

Don Jaworski has more than 40 years of experience delivering complex systems, scaling organizations and building new businesses and currently serves as president and chief operating officer of Lacuna Technologies, Inc., a leader in delivering software to municipalities to operationalize digital infrastructure and manage transportation dynamically, since March 2021. From January 2015 through March 2020, Mr. Jaworski was chief executive officer of SwiftStack, Inc., an open-source cloud data management company focused on large scale data applications, which was acquired by NVIDIA. He previously served as senior vice president and general manager of the core platform business at NetApp, Inc., where his team focused on the transition to scale-out systems. Mr. Jaworski also served as the senior vice president of product and engineering at Brocade Communications, where he led the company’s successful expansion into enterprise-class data solutions. Prior to Brocade, he led the enterprise security business unit at Nokia. Earlier in his career, he held management positions at Sun Microsystems and Amdahl Corporation. Mr. Jaworski received a bachelor’s degree in Computer Science from Bowling Green State University and a Master of Business Administration from Santa Clara University.

Hugues Meyrath most recently served as chief product officer of ServiceChannel from January 2017 through December 2021, a market-leading facilities management software platform, which was acquired by Fortive in 2021. Following the acquisition, Mr. Meyrath continued to serve as an advisor to ServiceChannel until August 2022. Previously, he was vice president at Dell Technologies Capital where he was responsible for driving venture funding and mergers and acquisitions, while also holding other advisory roles for a diverse set of portfolio companies. Prior to its acquisition by Dell Technologies, he served as vice president of product management and business development at EMC Corporation, a globally recognized provider of data backup and recovery services and business continuity products. Mr. Meyrath previously held multiple senior leadership roles at Juniper Networks, Brocade Communications and SBS. He was also an equity research analyst covering the storage industry at Credit Suisse First Boston. Mr. Meyrath holds a bachelor’s degree in Engineering from the University of Louvain in Belgium and a Master of Business Administration from the University of California, Berkeley.

Each of Messrs. Jaworski and Meyrath will participate in the Company’s standard compensation program for outside directors described in the 2022 Proxy Statement. The standard annual cash retainer for outside directors of the Company is $50,000 per year with additional smaller amounts for committee service. In connection with each of their appointment to the Board, Messrs. Jaworski and Meyrath executed the director offer letter, a copy of which is filed herewith as Exhibit 10.1 and 10.2, respectively, the Company’s standard director indemnification agreement, a copy of which is filed herewith as Exhibit 10.3, and the Company’s standard Amended and Restated Director Change in Control Agreement, a copy of which has been previously filed with the Securities and Exchange Commission. The director offer letter executed by each of Messrs. Jaworski and Meyrath contemplates that the Company will grant each of them a restricted stock award in accordance with the Company’s standard non-employee director equity compensation program. The number of RSUs to be awarded will be determined based on the Company’s closing stock price on the first trading day of the month following appointment. The RSU’s will vest upon the earlier of one year from the date of approval of the award or the next annual meeting of stockholders of the Company, subject to continued service on the Board.

There are no arrangements or understandings between Messrs. Jaworski or Meyrath and any other persons pursuant to which Messrs. Jaworski or Meyrath were appointed as directors of the Company, nor is the Company aware, after inquiry of Messrs. Jaworski or Meyrath, of any related-party transaction or series of transactions required to be disclosed under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. There are no family relationships between Messrs. Jaworski or Meyrath and any director or executive officer of the Company.

A copy of the Company’s press release announcing the appointment of Messrs. Jaworski and Meyrath is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Other Exhibits.

Exhibit Number	Description
10.1	Director Offer Letter between Quantum Corporation and Don Jaworski, dated September 16, 2022
10.2	Director Offer Letter between Quantum Corporation and Hugues Meyrath, dated September 16, 2022
10.3	Form of Indemnification Agreement between Quantum Corporation and its Named Executive Officers and Directors
99.1	Press Release, dated September 26, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quantum Corporation
(Registrant)

September 28, 2022	/s/ Brian E. Cabrera
(Date)	Brian E. Cabrera
Senior Vice President, Chief Administrative Officer, and Secretary